Exhibit 10.19

Execution Copy

FOURTH AMENDMENT TO SIXTH AMENDED AND RESTATED

REVOLVING CREDIT AND TERM LOAN AGREEMENT

THIS FOURTH AMENDMENT TO SIXTH AMENDED AND RESTATED REVOLVING CREDIT AND TERM LOAN AGREEMENT (this “Amendment”) dated as of October 13, 2017, is executed by each of the Lenders signatory hereto, MANUFACTURERS AND TRADERS TRUST COMPANY, as Administrative Agent (the “Administrative Agent”), LIFE STORAGE, INC., formerly known as SOVRAN SELF STORAGE, INC. (“LSI”) and LIFE STORAGE LP, formerly known as SOVRAN ACQUISITION LIMITED PARTNERSHIP (“LSLP”; and together with LSI, each individually a “Borrower”, and collectively, the “Borrowers”).

WHEREAS, the Borrowers, the financial institutions from time to time party thereto as “Lenders”, the Administrative Agent, and the other parties thereto, have entered into that certain Sixth Amended and Restated Revolving Credit and Term Loan Agreement dated as of December 10, 2014 (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”);

WHEREAS, the Borrowers, the Lenders party hereto and the Administrative Agent desire to amend certain provisions of the Credit Agreement on the terms and conditions contained herein.

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged by the parties hereto, the parties hereto hereby agree as follows:

Section 1.Specific Amendments to Credit Agreement.  Upon the effectiveness of this Amendment, the parties hereto agree that the Credit Agreement is hereby amended as follows:

(a)Each reference in the Credit Agreement to:

(i)“Sovran Self Storage, Inc., a Maryland corporation (“Sovran”) shall mean “Life Storage, Inc., a Maryland corporation (“LSI”)” and

(ii)“Sovran Acquisition Limited Partnership, a Delaware limited partnership (“SALP”)” shall mean “Life Storage LP, a Delaware limited partnership (“LSLP”)”.

(b)The definition of “Note Purchase Agreement” in Section 1.1 shall be replaced in its entirety as follows:

Note Purchase Agreement.  Collectively or individually, as the context may require, (i)(a) that certain Note Purchase Agreement dated as of April 26, 2006, (b) that certain Note Purchase Agreement dated as of August 5, 2011, (c) that certain Note Purchase Agreement dated as of April 8, 2014 and (d) that certain Note Purchase Agreement dated as of July 21, 2016, in each case, by and among the Borrowers and the note purchasers thereunder or any successors thereto and (ii) that certain Indenture dated as of June 20, 2016, by and among the Borrowers and Wells Fargo Bank, as Trustee, as each such agreement described in clauses (i) and (ii) hereof may be amended, renewed, restated, modified replaced, refunded, or refinanced from time to time and any successor note purchase agreements, supplemental indentures or successor indentures.

(c)Section 9.3(k) of the Credit Agreement shall be replaced in its entirety as follows:

(k)Investments consisting of Distributions permitted under §9.7 hereof; and

(d)Section 9.7 of the Credit Agreement shall be replaced in its entirety as follows:

§9.7.Distributions. The Borrowers will not make any Distributions if any Default or Event of Default has occurred and is continuing or would occur therefrom; provided however, that Borrowers may at all times make Distributions with respect to any fiscal year in an aggregate amount not to exceed the minimum amount (after taking into account all available funds of LSI from all other sources) necessary in order to enable LSI to maintain its status as a REIT; and provided further that, subject to the requirements of Section 9.3(1), the Borrowers will not at any time make any Distributions with respect to any period of twelve (12) consecutive months in connection with the purchase, redemption or retirement of capital stock of the Borrowers that exceed $100,000,000 in the aggregate during such period unless the Borrowers shall have first received written confirmation from each Rating Agency then rating the long term unsecured debt of the Borrowers that the proposed Distribution will not result in such rating being withdrawn or being downgraded below “BBB-“ by S&P, “Baa3” by Moody’s, “BBB-“ by Fitch or below an equivalent rating by any other Rating Agency then rating the Borrowers.

Section 2.Conditions Precedent.

(i)The effectiveness of this Amendment is subject to

(a)receipt by the Administrative Agent of each of the following, each in form and substance satisfactory to the Administrative Agent:

(1)A counterpart of this Amendment duly executed by the Borrowers, the Administrative Agent and the Required Lenders;

(2)Fully executed copies of the following, each of which shall be in form and substance reasonably satisfactory to the Administrative Agent: (i) Amendment No. 5 to Note Purchase Agreement (2011), dated the date hereof, by and among the Borrowers and the holders party thereto, with respect to the Note Purchase Agreement dated as of August 5, 2011, among LSI, LSLP and the several Purchasers identified therein, as amended to date; (ii) that certain Amendment No. 4 to Note Purchase Agreement (2014), dated the date hereof, by and among the Borrowers and the holders party thereto, with respect to the Note Purchase Agreement dated as of April 8, 2014, among LSI, LSLP and the several Purchasers identified therein, as amended to date; and (iii) that certain Amendment No. 1 to Note Purchase Agreement (2016), dated the date hereof, by and among the Borrowers and the holders party thereto, with respect to the Note Purchase Agreement dated as of July 21, 2016, among LSI, LSLP and the several Purchasers identified therein;

(3)Such other documents, instruments and agreements as the Administrative Agent may reasonably request.

(b)The representations and warranties of the Borrowers set forth in Section 3 hereof shall be true and correct on and as of the effective date of this Amendment.

Section 3.Representations. The Borrowers represent and warrant to the Administrative Agent and the Lenders that:

(a)Due Authorization; Enforceability.  This Amendment has been duly executed and delivered by a duly authorized officer of each Borrower and each of this Amendment and the Credit Agreement, as amended by this Amendment, are legal, valid and binding obligations of each Borrower enforceable against such Borrower in accordance with their respective terms.  The execution, delivery and performance of this Amendment and the performance of the Credit Agreement, as amended by this Amendment, by each Borrower, each in accordance with their respective terms, (i) are within the authority of such Borrower, (ii) have been duly authorized by all necessary proceedings on the part of such Borrower and any general partner or other controlling Person thereof, (iii) do not conflict with or result in any breach or contravention of any provision of law, statute, rule or regulation to which such Borrower is subject or any judgment, order, writ, injunction, license or permit applicable to such Borrower, (iv) do not conflict with any provision of the agreement of limited partnership, any certificate of limited partnership, the charter documents or by-laws of such Borrower or any general partner or other controlling Person thereof, and (v) do not contravene any provisions of, or constitute a default, Default or Event of Default hereunder or a failure to comply with any term, condition or provision of, any other agreement, instrument, judgment, order, decree, permit, license or undertaking binding upon or applicable to such Borrower or any of such Borrower’s properties (except for any such failure to comply under any such other agreement, instrument, judgment, order, decree, permit, license, or undertaking as would not have a Material Adverse Effect) or result in the creation of any mortgage, pledge, security interest, lien, encumbrance or charge upon any of the properties or assets of any Borrower, the Operating Subsidiaries or any Guarantor.

(b)No Default.  No Default or Event of Default has occurred and is continuing as of the date hereof nor will exist immediately after giving effect to this Amendment.

(c)No Consent.  No consent, approval or authorization of, or registration, filing or declaration with, any Governmental Authority is required in connection with the execution, delivery or performance by it of this Amendment, except any that have been obtained and are in full force and effect.

(d)Reaffirmation of Representations of Borrowers. Each of the representations and warranties of the Borrowers and the Guarantors contained in the Credit Agreement, the other Loan Documents or in any document or instrument delivered pursuant to or in connection with the Credit Agreement shall be true immediately after giving effect to this Amendment except to the extent that such representations and warranties expressly relate solely to an earlier date (in which case such representations and warranties shall have been true in all material respects (except in the case of a representation or warranty qualified by materiality, in which case such representation or warranty shall be true in all respects) on and as of such earlier date) and except for changes in factual circumstances specifically and expressly permitted under the Credit Agreement.

Section 4.Certain References.  Each reference to the Credit Agreement in any of the Loan Documents shall be deemed to be a reference to the Credit Agreement as amended by this Amendment.

Section 5.Amendments; Waivers.  This Agreement may not be amended, changed, waived or modified except by a writing executed by each of the Required Lenders, the Administrative Agent, and the Borrowers.

Section 6.Expenses.  The Borrowers shall reimburse the Administrative Agent upon demand for all reasonable costs and expenses (including attorneys’ fees) incurred by the Administrative Agent in connection with the preparation, negotiation and execution of this Amendment and the other agreements and documents executed and delivered in connection herewith.

Section 7.Benefits.  This Amendment shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors and assigns.

Section 8.GOVERNING LAW.  THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF NEW YORK APPLICABLE TO CONTRACTS EXECUTED, AND TO BE FULLY PERFORMED, IN SUCH STATE.

Section 9.Headings.  Section headings have been inserted herein for convenience only and shall not be construed to be a part hereof.

Section 10.Effect.  Except as expressly herein amended, the terms and conditions of the Credit Agreement and the other Loan Documents remain in full force and effect. The amendments contained herein shall be deemed to have prospective application only, unless otherwise specifically stated herein.

Section 11.Counterparts. This Amendment may be executed in any number of counterparts, each of which shall be deemed to be an original and shall be binding upon all parties, their successors and assigns.

Section 12.Definitions. All capitalized terms not otherwise deemed herein are used herein with the respective definitions given them in the Credit Agreement.

[Signatures on Next Page]

IN WITNESS WHEREOF, the parties hereto have caused this Fourth Amendment to Sixth Amended and Restated Revolving Credit and Term Loan Agreement to be executed as of the date first above written.

LIFE STORAGE, INC. (formerly known as
SOVRAN SELF STORAGE, INC.)

By:	/s/ Andrew J. Gregoire
Name:	Andrew J. Gregoire
Title:	Chief Financial Officer

LIFE STORAGE LP (formerly known as
SOVRAN ACQUISITION LIMITED PARTNERSHIP)

By:	Life Storage Holdings, Inc. (f/k/a Sovran Holdings,
Inc.), its general partner

By:	/s/ Andrew J. Gregoire
Name:	Andrew J. Gregoire
Title:	Chief Financial Officer

[Signatures Continue on Next Page]

MANUFACTURERS AND TRADERS TRUST
COMPANY, as Administrative Agent and as a Lender

By:	/s/ Susan Freed-Oestreicher
Name:	Susan Freed-Oestreicher
Title:	Vice President

[Signatures Continue on Next Page]

WELLS FARGO BANK, NATIONAL ASSOCIATION,
as a Lender

By:	/s/ Scott S. Solis
Name:	Scott S. Solis
Title:	Managing Director

[Signatures Continue on Next Page]

SUNTRUST BANK, as a Lender

By:	/s/ Alexander Rownd
Name:	Alexander Rownd
Title:	Vice President

[Signatures Continue on Next Page]

U.S. BANK NATIONAL ASSOCIATION, as a Lender

By:	/s/ William W. Hutchinson
Name:	William W. Hutchinson
Title:	Vice President

[Signatures Continue on Next Page]

HSBC BANK USA, NATIONAL ASSOCIATION, as a Lender

By:	/s/ Edmund E. Mielcarek Jr.
Name:	Edmund E. Mielcarek Jr.
Title:	Vice President

[Signatures Continue on Next Page]

EXECUTION VERSION

THIRD AMENDMENT TO SIXTH AMENDED AND RESTATED

REVOLVING CREDIT AND TERM LOAN AGREEMENT

THIS THIRD AMENDMENT TO SIXTH AMENDED AND RESTATED REVOLVING CREDIT AND TERM LOAN AGREEMENT (this “Amendment”) dated as of August 12, 2016, is executed by each of the Lenders signatory hereto, MANUFACTURERS AND TRADERS TRUST COMPANY, as Administrative Agent (the “Administrative Agent”), SOVRAN SELF STORAGE, INC. “Sovran”) and SOVRAN ACQUISITION LIMITED PARTNERSHIP (“SALP”; and together with Sovran, each individually a “Borrower”, and collectively, the “Borrowers”).

WHEREAS, the Borrowers, the financial institutions from time to time party thereto as “Lenders”, the Administrative Agent, and the other parties thereto, have entered into that certain Sixth Amended and Restated Revolving Credit and Term Loan Agreement dated as of December 10, 2014 (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”);

WHEREAS, the Borrowers, the Lenders party hereto and the Administrative Agent desire to amend certain provisions of the Credit Agreement on the terms and conditions contained herein.

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged by the parties hereto, the parties hereto hereby agree as follows:

Section 1.  Specific Amendments to Credit Agreement.  Upon the effectiveness of this Amendment, the parties hereto agree that the Credit Agreement is hereby amended as follows:

(a)Paragraph A of the Preamble to the Credit Agreement is hereby amended by deleting the words “primarily known as ‘Uncle Bob’s Self Storage’.”

(b)Subsection (c) of Section 8.6 of the Credit Agreement is hereby amended by deleting the words “which self-storage facilities shall be known primarily as ‘Uncle Bob’s Self Storage’.”

(c)Subsection (c) of Section 8.7 of the Credit Agreement is hereby amended by deleting the words “which self-storage facilities shall be known primarily as ‘Uncle Bob’s Self Storage’.”

Section 2.  Conditions Precedent.  The effectiveness of this Amendment is subject to receipt by the Administrative Agent of each of the following, each in form and substance satisfactory to the Administrative Agent:

(a)A counterpart of this Amendment duly executed by the Borrowers, the Administrative Agent and the Required Lenders; and

(b)Such other documents, instruments and agreements as the Administrative Agent may reasonably request.

Section 3.  Representations.  The Borrowers represent and warrant to the Administrative Agent and the Lenders that:

(a)Due Authorization; Enforceability. This Amendment has been duly executed and delivered by a duly authorized officer of each Borrower and each of this Amendment and the Credit Agreement, as amended by this Amendment, is a legal, valid and binding obligation of each Borrower enforceable against such Borrower in accordance with its respective terms.  The execution, delivery and performance of this Amendment and the performance of the Credit Agreement, as amended by this Amendment, by each Borrower, each in accordance with their respective terms, (i) are within the authority of such Borrower, (ii) have been duly authorized by all necessary proceedings on the part of such Borrower and any general partner or other controlling Person thereof, (iii) do not conflict with or result in any breach or contravention of any provision of law, statute, rule or regulation to which such Borrower is subject or any judgment, order, writ, injunction, license or permit applicable to such Borrower, (iv) do not conflict with any provision of the agreement of limited partnership, any certificate of limited partnership, the charter documents or by-laws of such Borrower or any general partner or other controlling Person thereof, and (v) do not contravene any provisions of, or constitute a default, Default or Event of Default hereunder or a failure to comply with any term, condition or provision of, any other agreement, instrument, judgment, order, decree, permit, license or undertaking binding upon or applicable to such Borrower or any of such Borrower’s properties (except for any such failure to comply under any such other agreement, instrument, judgment, order, decree, permit, license, or undertaking as would riot have a Material Adverse Effect) or result in the creation of any mortgage, pledge, security interest, lien, encumbrance or charge upon any of the properties or assets of any Borrower, the Operating Subsidiaries or any Guarantor.

(b)No Default.  No Default or Event of Default has occurred and is continuing as of the date hereof nor will exist immediately after giving effect to this Amendment.

(c)Reaffirmation of Representations of Borrowers. Each of the representations and warranties of the Borrowers and the Guarantors contained in the Credit Agreement, the other Loan Documents or in any document or instrument delivered pursuant to or in connection with the Credit Agreement shall be true immediately after giving effect to this Amendment except to the extent that such representations and warranties expressly relate solely to an earlier date (in which case such representations and warranties shall have been true in all material respects (except in the case of a representation or Warranty qualified by materiality, in which case such representation or warranty shall be true in all respects) on and as of such earlier date) and except for changes in factual circumstances specifically and expressly permitted under the Credit Agreement.

Section 4.  Certain References.  Each reference to the Credit Agreement in any of the Loan Documents shall be deemed to be a reference to the Credit Agreement as amended by this Amendment.

Section 5.  Amendments: Waivers. This Agreement may not be amended, changed, waived or modified except by a writing executed by each of the Required Lenders, the Administrative Agent, and the Borrowers.

Section 6.  Expenses.  The Borrowers shall reimburse the Administrative Agent upon demand for all reasonable costs and expenses (including attorneys’ fees) incurred by the

Administrative Agent in connection with the preparation, negotiation and execution of this Amendment and the other agreements and documents executed and delivered in connection herewith.

Section 7.  Benefits.  This Amendment shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors and assigns.

Section 8.  GOVERNING LAW. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF NEW YORK APPLICABLE TO CONTRACTS EXECUTED, AND TO BE FULLY PERFORMED, IN SUCH STATE.

Section 9.  Headings.  Section headings have been inserted herein for convenience only and shall not be construed to be a part hereof.

Section 10.  Effect.  Except as expressly herein amended, the terms and conditions of the Credit Agreement and the other Loan Documents remain in full force and effect. The amendments contained herein shall be deemed to have prospective application only, unless otherwise specifically stated herein.

Section 11.  Counterparts. This Amendment may be executed in any number of counterparts, each of which shall be deemed to be an original and shall be binding upon all parties, their successors and assigns.

Section 12.  Definitions.  All capitalized terms not otherwise defined herein are used herein with the respective definitions given them in the Credit Agreement.

[Signatures on Next Page]

IN WITNESS WHEREOF, the parties hereto have caused this Third Amendment to Sixth Amended and Restated Revolving Credit and Term Loan Agreement to be executed as of the date first above written.

SOVRAN SELF STORAGE, INC.

By:	/s/ Andrew J. Gregoire
Name:	Andrew J. Gregoire
Title:	Chief Financial Officer

SOVRAN ACQUISITION LIMITED PARTNERSHIP

By:	Life Storage Holdings, Inc. (f/k/a Sovran Holdings, Inc.), its general partner
By:	/s/ Andrew J. Gregoire
Name:	Andrew J. Gregoire
Title:	Chief Financial Officer

[Signatures Continue on Next Page]

MANUFACTURERS AND TRADERS TRUST COMPANY, as Administrative Agent and as a Lender

By:	/s/ Susan Freed-Oestreicher
Name:	Susan Freed-Oestreicher
Title:	Vice President

[Signatures Continue on Next Page]

WELLS FARGO BANK, NATIONAL ASSOCIATION, as a Lender

By:	/s/ Winita Lau
Name:	Winita Lau
Title:	Senior Vice President

[Signatures Continue on Next Page]

SUNTRUST BANK, as a Lender

By:	/s/ Kristopher M. Dickson
Name:	Kristopher M. Dickson
Title:	Senior Vice President P

[Signatures Continue on Next Page]

U.S. BANK NATIONAL ASSOCIATION, as a Lender

By:	/s/ William W. Hutchinson
Name:	William W. Hutchinson
Title:	Vice President

[Signatures Continue on Next Page]

HSBC BANK USA, NATIONAL ASSOCIATION, as a Lender

By:	/s/ Edmund E. Mielcarek Jr.
Name:	Edmund E. Mielcarek Jr.
Title:	Vice President

[Signatures Continue on Next Page]

PNC BANK, NATIONAL ASSOCIATION, as a Lender

By:	/s/ Gregory J. Fedorko
Name:	Gregory J. Fedorko
Title:	Vice President

[Signatures Continue on Next Page]

FIRST NIAGARA BANK, NA, as a Lender

By:	/s/ Joseph R. Murphy
Name:	Joseph R. Murphy
Title:	Vice President

[Signatures Continue on Next Page]

BRANCH BANKING AND TRUST COMPANY, as a Lender

By:	/s/ Ahaz A. Armstrong
Name:	Ahaz A. Armstrong
Title:	Vice President

SECOND AMENDMENT TO SIXTH AMENDED AND RESTATED

REVOLVING CREDIT AND TERM LOAN AGREEMENT

THIS SECOND AMENDMENT TO SIXTH AMENDED AND RESTATED REVOLVING CREDIT AND TERM LOAN AGREEMENT (this “Amendment”) dated as of May 18, 2016, is executed by each of the Lenders signatory hereto, MANUFACTURERS AND TRADERS TRUST COMPANY, as Administrative Agent (the “Administrative Agent”), SOVRAN SELF STORAGE, INC. (“Sovran”) and SOVRAN ACQUISITION LIMITED PARTNERSHIP (“SALP”; and together with Sovran, each individually a “Borrower”, and collectively, the “Borrowers”).

WHEREAS, the Borrowers, the financial institutions from time to time party thereto as “Lenders”, the Administrative Agent, and the other parties thereto, have entered into that certain Sixth Amended and Restated Revolving Credit and Term Loan Agreement dated as of December 10, 2014 (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”);

WHEREAS, the Borrowers, the Lenders party hereto and the Administrative Agent desire to amend certain provisions of the Credit Agreement on the terms and conditions contained herein.

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged by the parties hereto, the parties hereto hereby agree as follows:

Section 1.  Specific Amendments to Credit Agreement.  Upon the effectiveness of this Amendment, the parties hereto agree that the Credit Agreement is hereby amended as follows:

(a)The Credit Agreement is amended by restating the definition of “Consolidated Assumed Amortizing Unsecured Debt Service Charges” contained in Section 1.1 thereof in its entirety as follows:

Consolidated Assumed Amortizing Unsecured Debt Service Charges.  As of any date of determination, an amount equal to the actual interest and principal payments for the immediately preceding six month period on all Unsecured Indebtedness of the Borrowers and their respective Subsidiaries for borrowed money or in respect of reimbursement obligations for letters of credit, guaranty obligations or Capitalized Leases, whether direct or contingent, which is outstanding on such date.

(b)The Credit Agreement is amended by restating the definition of “Capitalization Rate” contained in Section 1.1 thereof in its entirety as follows:

Capitalization Rate.  A rate equal to seven and one-quarter of one percent (7.25%).

(c)The Credit Agreement is amended by adding the following definition of “Material Acquisition” to Section 1.1 thereof in the appropriate alphabetical location:

Material Acquisition.  Any acquisition (whether by direct purchase, merger or otherwise and whether in one or more related transactions) by a Borrower or any Subsidiary of a Borrower in which the purchase price of the assets acquired exceed

10.0% of the consolidated total assets of Sovran and its Subsidiaries (including, without limitation, SALP) determined under GAAP as of the last day of the most recently ending fiscal quarter of Sovran for which financial statements are publicly available.

(d)The Credit Agreement is amended by restating Section 7.24(c) thereof in its entirety as follows:

(c)Neither any Borrower nor any Guarantor or Subsidiary is a party to, or otherwise subject to any provision contained in, any instrument evidencing Indebtedness of such Person, any agreement relating thereto or any other agreement (including, but not limited to, its charter or other organizational document) which limits the amount of, or otherwise imposes restrictions on the incurring of, Indebtedness of the Borrowers, any Guarantor or any Subsidiary, except for such provisions contained in (i) the Note Purchase Agreements referred to in §9.10(b) and (ii) any agreement that evidences Unsecured Indebtedness that any Borrower, Loan Party or Subsidiary of a Borrower may create, incur, assume, or permit or suffer to exist without violation of this Credit Agreement, which such provisions are substantially similar to, or less restrictive than, those such provisions contained in the Loan Documents.

(e)The Credit Agreement is amended by restating Section 9.10 thereof in its entirety as follows:

§9.10.Negative Pledge.  The Borrowers will not, and will not permit any Guarantor or any Subsidiary to, enter into any agreement containing any provision prohibiting the creation or assumption of any Lien upon its properties, revenues or assets, whether now owned or hereafter acquired, or restricting the ability of the Borrowers or the Guarantors to amend or modify this Credit Agreement or any other Loan Document except for (a) prohibitions on liens for particular assets (other than an Unencumbered Property) set forth in a security instrument in connection with Indebtedness encumbering such assets and the granting or effect of such liens does not otherwise constitute a Default or Event of Default, (b) Section 10.2 of the Note Purchase Agreements described in clauses (ii) and (iii) of the definition of the term “Note Purchase Agreement” and (c) such provisions contained in any agreement that evidences Unsecured Indebtedness that any Borrower, Loan Party or Subsidiary of a Borrower may create, incur, assume, or permit or suffer to exist without violation of this Credit Agreement so long as such provisions are substantially similar to, or less restrictive than, those such provisions contained in the Loan Documents.

(f)The Credit Agreement is amended by restating Section 10.1 thereof in its entirety as follows:

§ 10.l.Leverage Ratio.  As at the end of any fiscal quarter and at all other times, the Borrowers shall not permit the Leverage Ratio to exceed 60%; provided, however, that if the Leverage Ratio is greater than 60% but is not greater than 65%, then the Borrowers shall be deemed to be in compliance with this § 10.1 so long as (i) the Borrowers completed a Material Acquisition which resulted in the Leverage Ratio (after giving effect to such Material Acquisition) exceeding 60% at any time during the fiscal quarter in which such Material Acquisition took place and for any subsequent consecutive fiscal quarters, (ii) the Leverage Ratio does not exceed 60% for a period of more than four consecutive fiscal quarters immediately following the fiscal quarter in which such Material Acquisition was completed, (iii) the Borrowers have not maintained compliance with this this §10.1 in reliance on this proviso for more than two periods (which periods may not be consecutive) during the term of this Agreement and (iv) the Leverage Ratio (after giving effect to such Material Acquisition) is not greater than 65% at any time.

(g)The Credit Agreement is amended by restating Section 10.11 thereof in its entirety as follows:

§10.11.  Unsecured Indebtedness.  As at the end of any fiscal quarter and at all other times, the Borrowers shall not permit the ratio, expressed as a percentage (the “Unencumbered Leverage Ratio”), of Consolidated Unsecured Indebtedness to the aggregate Capitalized Unencumbered Property Value for all Unencumbered Properties to exceed 60%; provided, however, that if the Unencumbered Leverage Ratio is greater than 60% but is not greater than 65%, then the Borrowers shall be deemed to be in compliance with this §10.11 so long as (i) the Borrowers completed a Material Acquisition which resulted in the Unencumbered Leverage Ratio (after giving effect to  such Material Acquisition) exceeding 60% at any time during the fiscal quarter in which such Material Acquisition took place and for any subsequent consecutive fiscal quarters, (ii) the Unencumbered Leverage Ratio does not exceed 60% for a period of more than four consecutive fiscal quarters immediately following the fiscal quarter in which such Material Acquisition was completed, (iii) the Borrowers have not maintained compliance with this this §10.11 in reliance on this proviso for more than two periods (which periods may not be consecutive) during the term of this Agreement and (iv) the Unencumbered Leverage Ratio (after giving effect to such Material Acquisition) is not greater than 65% at any time.  For purposes of calculating the Unencumbered Leverage Ratio, to the extent that the aggregate Capitalized Unencumbered Property Value attributable to Unencumbered Properties subject to Ground Leases exceeds 10% of the Capitalized Unencumbered Property Value for all Unencumbered Properties, such excess shall be excluded.

Section 2.  Conditions Precedent.  The effectiveness of this Amendment is subject to receipt by the Administrative Agent of each of the following, each in form and substance satisfactory to the Administrative Agent:

(a)A counterpart of this Amendment duly executed by the Borrowers, the Administrative Agent and the Required Lenders;

(b)An acknowledgement substantially in the form of Exhibit A attached hereto, executed by each Guarantor; and

(c)Such other documents, instruments and agreements as the Administrative Agent may reasonably request.

Section 3.  Representations.  The Borrowers represent and warrant to the Administrative Agent and the Lenders that:

(a)Due Authorization: Enforceability.  This Amendment has been duly executed and delivered by a duly authorized officer of each Borrower and each of this Amendment and the Credit Agreement, as amended by this Amendment, is a legal, valid and binding obligation of each Borrower enforceable against such Borrower in accordance with its respective terms.  The execution, delivery and performance of this Amendment and the performance of the Credit Agreement, as amended by this Amendment, by each Borrower, each in accordance with their respective terms, (i) are within the authority of such Borrower, (ii) have been duly authorized by all necessary proceedings on the part of such Borrower and any general partner or other controlling Person thereof, (iii) do not conflict with or result in any breach or contravention of any provision of law, statute, rule or regulation to which such Borrower is subject or any judgment, order, writ, injunction, license or permit applicable to such Borrower, (iv) do not conflict with any provision of the agreement of limited partnership, any certificate of limited partnership, the charter documents or by-laws of such Borrower or any general partner or other controlling Person thereof, and (v) do not contravene any provisions of, or constitute a default, Default or Event of Default hereunder or a failure to comply with any term, condition or provision of, any other agreement, instrument, judgment, order, decree, permit, license or undertaking binding upon or applicable to such Borrower or any of such Borrower’s properties (except for any such failure to comply under any such other agreement, instrument, judgment, order, decree, permit, license, or undertaking as would not have a Material Adverse Effect) or result in the creation of any mortgage, pledge, security interest, lien, encumbrance or charge upon any of the properties or assets of any Borrower, the Operating Subsidiaries or any Guarantor.

(b)No Default.  No Default or Event of Default has occurred and is continuing as of the date hereof nor will exist immediately after giving effect to this Amendment.

(c)Reaffirmation of Representations of Borrowers.  Each of the representations and warranties of the Borrowers and the Guarantors contained in the Credit Agreement, the other Loan Documents or in any document or instrument delivered pursuant to or in connection with the Credit Agreement shall be true immediately after giving effect to this Amendment except to the extent that such representations and warranties expressly relate solely to an earlier date (in which case such representations and warranties shall have been true in all material respects (except in the case of a representation or warranty qualified by materiality, in which case such representation or warranty shall be true in all respects) on and as of such earlier date) and except for changes in factual circumstances specifically and expressly permitted under the Credit Agreement.

Section 4.  Certain References.  Each reference to the Credit Agreement in any of the Loan Documents shall be deemed to be a reference to the Credit Agreement as amended by this Amendment.

Section 5.  Amendments; Waivers.  This Agreement may not be amended, changed, waived or modified except by a writing executed by each of the Required Lenders, the Administrative Agent, and the Borrowers.

Section 6.  Expenses.  The Borrowers shall reimburse the Administrative Agent upon demand for all reasonable costs and expenses (including attorneys’ fees) incurred by the Administrative Agent in connection with the preparation, negotiation and execution of this Amendment and the other agreements and documents executed and delivered in connection herewith.

Section 7.  Benefits.  This Amendment shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors and assigns.

Section 8.  GOVERNING LAW.  THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF NEW YORK APPLICABLE TO CONTRACTS EXECUTED, AND TO BE FULLY PERFORMED, IN SUCH STATE.

Section 9.  Headings.  Section headings have been inserted herein for convenience only and shall not be construed to be a part hereof.

Section 10.  Effect.  Except as expressly herein amended, the terms and conditions of the Credit Agreement and the other Loan Documents remain in full force and effect.  The amendments contained herein shall be deemed to have prospective application only, unless otherwise specifically stated herein.

Section 11.  Counterparts. This Amendment may be executed in any number of counterparts, each of which shall be deemed to be an original and shall be binding upon all parties, their successors and assigns.

Section 12.  Definitions.  All capitalized terms not otherwise defined herein are used herein with the respective definitions given them in the Credit Agreement.

[Signatures on Next Page]

IN WITNESS WHEREOF, the parties hereto have caused this Second Amendment to Sixth Amended and Restated Revolving Credit and Term Loan Agreement to be executed as of the date first above written.• •

SOVRAN SELF STORAGE, INC.

By:	/s/ Andrew J. Gregoire
Name:	Andrew J. Gregoire
Title:	Chief Financial Officer

SOVRAN ACQUISITION LIMITED PARTNERSHIP

By:	/s/ Andrew J. Gregoire
Name:	Andrew J. Gregoire
Title:	Chief Financial Officer

[Signatures Continue on Next Page]

MANUFACTURERS AND TRADERS TRUST COMPANY, as Administrative Agent and as a Lender

By:	/s/ Susan Freed-Oestreicher
Name:	Susan Freed-Oestreicher
Title:	Vice President

[Signatures Continue on Next Page]

WELLS FARGO BANK, NATIONAL ASSOCIATION, as a Lender

By:	/s/ Scott S. Solis
Name:	Scott S. Solis
Title:	Senior Vice President

[Signatures Continue on Next Page]

SUNTRUST BANK, as a Lender

By:	/s/ Ryan Almond
Name:	Ryan Almond
Title:	GVP

[Signatures Continue on Next Page]

BRANCH BANKING AND TRUST COMPANY, as a Lender

By:	/s/ Brian Waldron
Name:	Brian Waldron
Title:	Assistant Vice President

HSBC BANK USA, NATIONAL ASSOCIATION, as a Lender

By:	/s/ Edmund E. Mielcarek Jr.
Name:	Edmund E. Mielcarek Jr.
Title:	Vice President

U.S. BANK NATIONAL ASSOCIATION, as a Lender

By:	/s/ William W. Hutchinson
Name:	William W. Hutchinson
Title:	Vice President

FIRST NIAGARA BANK, NA, as a Lender

By:	/s/ Joseph R. Murphy
Name:	Joseph R. Murphy
Title:	Vice President

EXHIBIT A

FORM OF GUARANTOR ACKNOWLEDGEMENT

THIS GUARANTOR ACKNOWLEDGEMENT dated as of May __ , 2016 (this “Acknowledgement”) executed by each of the undersigned (the “Guarantors”) in favor of MANUFACTURERS AND TRADERS TRUST COMPANY, as Administrative Agent (the “Administrative Agent”), and each “Lender” a party to the Credit Agreement referred to below (the “Lenders”).

WHEREAS, Sovran Self Storage, Inc. (“Sovran”) and Sovran Acquisition Limited Partnership (“SALP”; and together with Sovran, each individually a “Borrower”, and collectively, the “Borrowers”), the Lenders, the Administrative Agent and certain other parties have entered into that certain Sixth Amended and Restated Revolving Credit and Term Loan Agreement dated as of December 10, 2014 (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”);

WHEREAS, each of the Guarantors is a party to that certain Guaranty dated as of December 10, 2014 (as amended, restated, supplemented or otherwise modified from time to time, the “Guaranty”) pursuant to which they guarantied, among other things, the Borrowers’ obligations under the Credit Agreement on the terms and conditions contained in the Guaranty;

WHEREAS, the Borrowers, the Administrative Agent and certain Lenders are to enter into a Second Amendment to Sixth Amended and Restated Revolving Credit and Term Loan Agreement dated as of the date hereof (the “Amendment”), to amend the terms of the Credit Agreement on the terms and conditions contained therein; and

WHEREAS, it is a condition precedent to the effectiveness of the Amendment that the Guarantors execute and deliver this Acknowledgement.

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged by the parties hereto, the parties hereto agree as follows:

Section 1.  Reaffirmation.  Each Guarantor hereby reaffirms its continuing obligations to the Administrative Agent and the Lenders under the Guaranty and agrees that the transactions contemplated by the Amendment shall not in any way affect the validity and enforceability of the Guaranty, or reduce, impair or discharge the obligations of such Guarantor thereunder.

Section 2.  Governing Law.  THIS ACKNOWLEDGEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK APPLICABLE TO CONTRACTS EXECUTED, AND TO BE FULLY PERFORMED, IN SUCH STATE.

Section 3.  Counterparts.  This Acknowledgement may be executed in any number of counterparts, each of which shall be deemed to be an original and shall be binding upon all parties, their successors and assigns.

[Signatures on Next Page]

IN WITNESS WHEREOF, each Guarantor has duly executed and delivered this Acknowledgement as of the date and year first written above.

SOVRAN HOLDINGS, INC.

By:
Name:
Title:

LOCKE SOVRAN I L.L.C.
LOCKE SOVRAN II L.L.C.
SOVRAN CAMERON, LLC
SOVRAN CONGRESS, LLC
SOVRAN DEGAULLE, LLC
SOVRAN GRANBURY, LLC
SOVRAN GRAPEVINE, LLC
SOVRAN HUEBNER, LLC
SOVRAN JONES ROAD, LLC
SOVRAN LITTLE ROAD, LLC
SOVRAN MANCHESTER, LLC
SOVRAN MERAMAC, LLC
SOVRAN SEMINOLE, LLC
SOVRAN SHACKELFORD, LLC
SOVRAN WASHINGTON, LLC
THE LOCKE GROUP LLC
UNCLE BOB’S MANAGEMENT, LLC
UBM SOLAR LLC
WAREHOUSE ANYWHERE, LLC

By:	SOVRAN ACQUISITION LIMITED PARTNERSHIP, its sole member

By:	Sovran Holdings, Inc., its general partner

By:

Name:
Title:

A-37